SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN BALANCED FUNDS

I.              Evergreen Asset Allocation Fund (the "Fund")

                Effective February 1, 2006, the section entitled “Investment Strategy” in the Fund’s prospectus is amended as follows:

The Fund’s assets may also be invested in other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker’s acceptances, bank deposits, U.S. government securities or shares of registered investment companies.

                In addition, the section entitled “Advisory Fees” in the Fund’s Statement of Additional Information is revised as follows:

EIMC is entitled to receive from the Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $1 billion	0.47%
Next $2 billion	0.40%
Next $3 billion	0.30%
Next $4 billion	0.25%
Over $9 billion	0.20%

                The section entitled “DESCRIPTION OF UNDERLYING FUNDS” in the Fund’s prospectus relating to GMO Alpha Only Fund (an underlying fund of the Fund) is amended to include investment in GMO Emerging Country Debt Fund (“ECDF”) (in addition to the GMO Trust funds in which GMO Alpha Only Fund already invests) or in debt securities of the type invested in by ECDF.

                The section entitled “DESCRIPTION OF UNDERLYING FUNDS” in the Fund’s prospectus is amended to include the addition of the GMO Short-Duration Collateral Share Fund as follows:

	Investment Goal/Strategy	Benchmark
FIXED INCOME FUNDS
GMO Short-Duration Collateral Share Fund

Seeks total return in excess of its benchmark. Seeks to achieve its objective by investing substantially all of its assets in GMO Short-Duration Collateral Fund, another series of GMO Trust (“SDCF”), and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in relatively high quality U.S. and foreign floating rate fixed income securities. Fixed income instruments in which the Fund invests include securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. The Fund may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. The Fund may also use derivative instruments, including options, futures, options on futures, forward currency contracts and swap contracts.

JPMorgan U.S. 3-Month Cash Index

                In addition, the section of the Fund’s prospectus entitled “INDEX DESCRIPTIONS” is amended to include the addition of the JPMorgan U.S. 3-Month Cash Index as follows:

Index	Description	Funds
JPMorgan U.S. 3-Month Cash Index (JPMorgan US 3-Month Cash)	JPMorgan US 3-Month Cash is an independently maintained index published by JPMorgan that measures the total return performance of three-month euro-currency deposits in the U.S.	Asset Allocation Fund

                The section entitled “UNDERLYING FUNDS” in the Fund’s Statement of Additional Information is amended to include the following:

GMO SHORT-DURATION COLLATERAL SHARE FUND

Investment Objective: GMO Short-Duration Collateral Share Fund seeks total return in excess of its benchmark, the JPMorgan U.S. 3-Month Cash Index.

Investment Universe: GMO Short-Duration Collateral Share Fund seeks to achieve its investment objective by investing substantially all of its assets in GMO Short-Duration Collateral Fund, another series of GMO Trust, (“SDCF”) and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in relatively high quality U.S. and foreign floating rate fixed income securities.

Principal Investments of SDCF: Fixed income investments in which the Fund invests include securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. The Fund may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. The Fund’s fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating rate interest payments, but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of the Fund’s holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by S&P, below Baa3 by Moody’s, or comparable unrated securities) after purchase by the Fund. The Fund may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition, the Fund may gain indirect exposure to securities through the use of synthetic bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or other fixed income securities.

Methodology/Portfolio Construction of SDCF: The Manager uses fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. The Manager considers investment grade securities that are given a rating of Aa3/AA- or better by Moody’s/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. Under normal circumstances, the Manager expects that the Fund’s dollar-weighted average portfolio duration will be six months or less.

Risks of SDCF: Significant risks of an investment in SDCF include Credit and Counterparty Risk, Market Risk – Fixed Income Securities, Derivatives Risk, Liquidity Risk, Leveraging Risk, Foreign Investment Risk, Non-Diversification Risk and Management Risk.

February 1, 2006                                                                                                                                                                   575267 (2/06)